Exhibit 99.1

Title: Akerna Corp. Reports Quarter Ended September 2020 Results

Sub header: Total software ARR up 44%, software revenue up 40%, revenue up 16%, compared to the quarter ended September 2019.

DENVER, Nov. 12, 2020 /PRNewswire/ -- Akerna (Nasdaq: KERN), an enterprise software,

leading compliance technology provider and developer of the cannabis industry’s first seed-to-sale enterprise resource planning (ERP) software technology (MJ Platform®), today announced financial results for its quarter ended September 30, 2020.

“I’m thrilled to report we achieved 40% year over year software revenue growth in this quarter and have increased our total SaaS ARR by 44% over this same time last year,” said Jessica Billingsley, CEO of Akerna. “Looking forward, we are entering a period of massive market expansion. Five new states have approved cannabis via ballot measure in the recent election potentially representing approximately $18M in new TAM for our software and services offerings, and many more states and countries have legislative initiatives proposed over the coming months. Our scaled ecosystem is uniquely positioned to capture these opportunities, with the most robust cannabis technology suite available.”

September Quarter 2020 Financial Highlights

●	Software revenue was $3.2 million, an increase of 40% year over year
●	Total revenue was $3.7 million, an increase of 16% year over year
●	Gross Profit was $2.0 million, an increase of 9% year over year
●	Net Loss was $4.7 million compared to a net loss of $2.3 million for the period ended September 30, 2019
●	Adjusted EBITDA was ($3.0 million), compared to ($2.2 million) for the period ended September 30, 2019
o	See “Explanation of Non-GAAP Financial Measures” below
●	Cash was $14.3 million as of September 30, 2020

September Quarter 2020 Key Metrics

●	Total SaaS ARR of $14.1 million, up 44% year over year
●	Average new MJ Platform order up 94% year over year
●	MJ Platform transaction volume up 181% year over year
●	Retail order volume up 68% year over year
●	Retail order value up 127% year over year
●	New Bookings ARR of $1.2 million

September Quarter 2020 Operational Highlights

●	Close the acquisition of Ample Organics
●	Signed an agreement with Priority Technology Holdings, Inc. (NASDAQ: PRTH) to provide CBD and Hemp retailers that use Akerna’s Point of Sale products with a credit card payment processing solution
●	Launched MJ Retail, a first-of-its-kind proprietary software technology designed to provide merchants and consumers with a flexible and mobile-friendly experience offering a clean and lightweight Point of Sale solution that connects to the Akerna eco-system and which can leverage our Priority payments partnership
●	Announced the release of MJ Analytics, a next generation cannabis data analytics platform made possible through a partnership with the Business Intelligence firm Domo (NASDAQ: DOMO)
●	Akerna consulting clients won 100% of the medical cannabis dispensary licenses awarded in Iowa
●	Closed a $12 million follow on offering

Conference Call Details

The Company will host a conference call Thursday November 12, 2020 at 8:30am ET to discuss its financial results and business highlights. A question and answer session will follow prepared remarks.

To participate in the conference call, please dial 877-407-3982 (domestic) or 201-493-6780 (international). Participants should request the Akerna Corp. Earnings Call or provide confirmation code 13713080. Please dial into the call at least five minutes before the scheduled start time.

A replay of the call will be available through November 26, 2020, at (844) 512-2921 (domestic) or (412) 317-6671 (international). The passcode for the call and replay is 13713080.

About Akerna

Akerna is a global regulatory compliance technology company. Akerna’s service offerings include MJ Platform®, Leaf Data Systems®, solo sciences tech platform and Ample Organics. Since its establishment in 2010, Akerna has tracked more than $20 billion in cannabis sales. Akerna is based in Denver. For more information, please visit www.akerna.com and follow us on Twitter @AkernaCorp.

Forward Looking Statements

Certain statements made in this release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regarding our belief that recently passed ballot measures potentially represent approximately $18M in new TAM for our software and services offerings, having a scaled ecosystem gives us more opportunities to leverage these new markets and management’s conference call in relation to our quarterly results. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside Akerna’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include (i) Akerna’s ability to maintain relationships with customers and suppliers and retain its management and key employees, (ii) changes in applicable laws or regulations, (iii) changes in the market place due to the coronavirus pandemic or other market factors, (iv) and other risks and uncertainties disclosed from time to time in Akerna’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein. You are cautioned not to place undue reliance on forward-looking statements. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Akerna’s industry and end markets are based on sources believed to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Explanation of Non-GAAP Financial Measures:

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe the following non-GAAP measures are useful in evaluating our operating performance. We use the following non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We attempt compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Adjusted EBITDA

We believe that Adjusted EBITDA, when considered with the financial statements determined in accordance with GAAP, is helpful to investors in understanding our performance and allows for comparison of our performance and credit strength to our peers. Adjusted EBITDA should not be considered alternatives to net loss as determined in accordance with GAAP as indicators of our performance or liquidity.

We define EBITDA as net loss before interest expense, provision for income taxes, depreciation and amortization, and change in fair value of convertible notes. We calculate Adjusted EBITDA as EBITDA further adjusted to exclude the effects of the following items for the reasons set forth below:

●	Stock-based compensation expense, because this represents a non-cash charge and our mix of cash and share-based compensation may differ from other companies, which effects the comparability of results of operations and liquidity;

●	Cost incurred in connection with business combinations that are required to be expensed as incurred in accordance with GAAP, because business combination related costs are specific to the complexity and size of the underlying transactions as well as the frequency of our acquisition activity these costs are not reflective of our ongoing operations

●	Costs incurred in connection with debt issuance when we elect the fair value option to account for the debt instrument because if we had not elected the fair value option such costs would be recognized as an adjustment to the effective interest and excluded from EBITDA

●	Restructuring costs because we believe these costs are not representative of operating performance; and

●	Equity in earnings (losses) of investees because our share of the operations of investees is not representative of our own operating performance and may not be monetized for a number of years.

Related Non-GAAP Expense Measures

We reference in our earnings call certain non-GAAP expense measures, including non-GAAP Operating Expenses, non-GAAP Operating Expenses excluding Ample, non-GAAP Product Development Expense, non-GAAP Sales and Marketing Expenses, non-GAAP Sales and Marketing Expenses excluding Ample, non-GAAP General and Administrative Expenses and non-GAAP General and Administrative Expenses excluding Ample. We believe that these non-GAAP financial measures, when considered with the financial statements determined in accordance with GAAP, are helpful to management and investors in understanding our performance quarter over quarter and to the comparable quarter in our prior fiscal year by excluding the same items we exclude from EBITDA to derive Adjusted EBITDA, as set forth above (stock-based compensation expense, costs incurred with business combinations, costs incurred in connection with debt issuance, and restructuring costs) for the same reasons stated above-- principally, that these expenses are not, in management’s opinion, easily comparable across reporting periods, are not reflective of ongoing operations and/or are not representative of our operating performance—and excluding the operational results of Ample, which we acquired in July 2020.

We define non-GAAP Operating Expenses, non-GAAP Product Development Expense, non-GAAP Total Sales and Marketing Expenses and non-GAAP General and Administrative Expenses as, in each case, the corresponding GAAP financial measure (Operating Expenses, Product Development Expense, Sales and Marketing Expenses and General and Administrative Expenses) excluding that portion of stock-based compensation expense, costs incurred with business combinations, costs incurred in connection with debt issuance, and restructuring costs that is attributable to that specific GAAP financial measure.

We define non-GAAP Operating Expenses excluding Ample, non-GAAP Product Development Expense excluding Ample, non-GAAP Total Sales and Marketing Expenses excluding Ample and non-GAAP General and Administrative Expenses excluding Ample as, in each case, the relevant non-GAAP expense measure as calculated above with the additional exclusion of expenses contained in the expense measure attributable to our recently acquire subsidiary Ample Organics Inc.

None of these non-GAAP expense measures should not be considered alternatives to the corresponding GAAP financial measures as determined in accordance with GAAP as indicators of our performance or liquidity. Please review the tables provided below, for a reconciliation of each of these non-GAAP expense measures to the corresponding GAAP financial measure.

AKERNA CORP.

Condensed Consolidated Balance Sheets

(unaudited)

	September 30,	June 30,
	2020	2020
Assets

Current assets:
Cash	$14,257,858	$24,155,828
Restricted cash	500,000	500,000
Accounts receivable, net	2,799,225	1,861,534
Prepaid expenses and other current assets	1,475,613	1,215,341
Total current assets	19,032,696	27,732,703

Non-current assets:
Fixed assets, net	1,395,690	131,095
Investment, net	244,774	246,308
Capitalized software, net	3,389,646	2,629,304
Intangible assets, net	10,730,021	7,493,975
Goodwill	46,500,030	20,254,309
Other non-current assets	41,925	41,925

Total Assets	$81,334,782	$58,529,619

Liabilities and Equity

Current liabilities
Accounts payable and accrued liabilities	$5,998,001	$4,861,928
Contingent consideration payable	817,000	389,000
Deferred revenue	1,170,625	368,685
Current portion of long-term debt	10,146,001	6,135,364
Total current liabilities	18,131,627	11,754,977

Long-term debt, less current portion	5,481,599	10,200,236

Total liabilities	23,613,226	21,955,213

Equity:
Preferred stock, par value $0.0001; 4,999,999 shares authorized, none are issued and outstanding at September 30, 2020 and 5,000,000 shares authorized and none are issued and outstanding at June 30, 2020	—	—
Special voting preferred stock, par value $0.0001; 1 share authorized, issued and outstanding at September 30, 2020 with $1.00 preference in liquidation and none authorized, issued and outstanding at June 30, 2020	20,405,219	—
Common stock, par value $0.0001; 75,000,000 shares authorized, 14,685,932 issued and outstanding at September 30, 2020, and 13,258,707 shares issued and outstanding at June 30, 2020	1,464	1,321
Additional paid-in capital	83,164,840	72,906,924
Accumulated other comprehensive (loss) income	(7,000)	63,000
Accumulated deficit	(45,842,967)	(41,101,091)
Total stockholders’ equity	$57,721,556	$31,870,154
Noncontrolling interests in consolidated subsidiary	—	4,704,252
Total equity	57,721,556	36,574,406
Total liabilities and equity	$81,334,782	$58,529,619

AKERNA CORP.

Condensed Consolidated Statements of Operations

(unaudited)

	For the Three Months Ended
	September 30,
	2020	2019
Revenues
Software	$3,154,442	$2,254,480
Consulting	331,080	831,363
Other	228,482	107,047
Total revenues	3,714,004	3,192,890
Cost of revenues	1,739,937	1,379,701

Gross profit	1,974,067	1,813,189

Operating expenses
Product development	1,758,826	610,902
Sales and marketing	2,097,502	1,841,514
General and administrative	2,470,187	1,742,301
Depreciation and amortization	1,171,022	17,899
Total operating expenses	7,497,537	4,212,616

Loss from operations	(5,523,470)	(2,399,427)

Other income (expense)
Interest (expense), net	(3,687)	73,382
Change in fair value of Convertible Notes	778,000	—
Other	—	(287)
Total other income (expense)	774,313	73,095

Net loss before income tax expense	(4,749,157)	(2,326,332)

Equity in losses of investee	(1,534)	—

Net loss	(4,750,691)	(2,326,332)

Net loss attributable to noncontrolling interest in consolidated subsidiary	8,815	—

Net loss attributable to Akerna shareholders	$(4,741,876)	$(2,326,332)

Basic and diluted weighted average common stock outstanding	14,058,412	10,879,112
Basic and diluted net loss per common share	$(0.34)	$(0.21)

AKERNA CORP.

Condensed Consolidated Statements of Cash Flows

(unaudited)

	For the Three Months Ended
	September 30,
	2020	2019
Cash flows from operating activities
Net loss	$(4,750,691)	$(2,326,332)
Adjustment to reconcile net loss to net cash used in operating activities:
Equity in losses of investment	1,534	—
Bad debt	12,450	252,809
Stock-based compensation expense	681,419	161,165
Depreciation and amortization	1,171,022	17,899
Foreign currency loss	4,901	—
Change in fair value of convertible notes	(778,000)	—
Change in fair value of contingent consideration	(389,000)	—
Changes in operating assets and liabilities:
Accounts receivable	(9,298)	(1,508,217)
Prepaid expenses and other current assets	(74,023)	(292,272)
Accounts payable and accrued liabilities	(296,802)	274,566
Deferred revenue	245,329	278,208
Net cash used in operating activities	(4,181,159)	(3,142,174)

Cash flows from investing activities
Developed software additions	(624,863)	(519,739)
FF&E additions	(12,203)	—
Cash paid for business combination, net of cash acquired	(5,067,740)	—
Net cash used in investing activities	(5,704,806)	(519,739)

Cash flows from financing activities
Cash paid for deferred stock offering costs	(12,668)	—
Cash received in connection with exercise of warrants	—	4,242,454
Net cash (used in) provided by financing activities	(12,668)	4,242,454
Effect of exchange rate changes on cash and restricted cash	663	—

Net change in cash and restricted cash	(9,897,970)	580,541

Cash and restricted cash - beginning of period	24,655,828	22,367,289

Cash and restricted cash - end of period	$14,757,858	$22,947,830

AKERNA CORP.

Non-GAAP Measures

For the Three Months Ended September 30, 2020 and 2019

Earnings Before Interest, Taxes, Depreciation and Amortization and Adjusted EBITDA

	2020	2019
Net loss	$(4,750,691)	$(2,326,332)
Adjustments:
Interest (income) expense and change in fair value of convertible notes	(774,313)	(73,382)
Depreciation and amortization	1,171,022	17,899
EBITDA	$(4,353,982)	$(2,381,815)

Stock-based compensation expense	681,419	161,165
Business combination and merger related costs	951,865	—
Debt issuance costs related to fair value option debt instruments	43,167	—
Restructuring charges	68,190	—
Changes in fair value of contingent consideration	(389,000)	—
Equity in losses of investee	1,534	—
Adjusted EBITDA	$(2,996,807)	$(2,220,650)

Non-GAAP Operating Expense

	2020	2019
Operating expenses	$7,497,537	$4,212,616
Adjustments:
Depreciation and amortization	1,171,022	17,899
Stock-based compensation expense	663,708	148,652
Business combination and merger related costs	951,865	-
Debt issuance costs	43,167	-
Restructuring charges	68,190	-
Changes in fair value of contingent consideration	(389,000)	-
Non-GAAP operating expenses	4,988,585	4,046,065
Ample Organics total operating expense	1,319,850	-
Total operating expenses non-GAAP excluding Ample	$3,668,735	$4,046,065

Non-GAAP Product Development Expense

	2020	2019
Product development expenses	$1,758,826	$610,902
Adjustments:
Stock-based compensation expense	183,214	45,046
Non-GAAP product development expenses	1,575,612	565,856
Ample Organics product development expense	592,740	-
Total product development expenses non-GAAP excluding Ample	$982,872	$565,856

AKERNA CORP.

Non-GAAP Measures

For the Three Months Ended September 30, 2020 and 2019

Non-GAAP Sales and Marketing Expense

	2020	2019
Sales and marketing expenses	$2,097,502	$1,841,514
Adjustments:
Stock-based compensation expense	134,435	62,064
Non-GAAP sales and marketing expenses	1,963,067	1,779,450
Ample Organics sales and marketing expenses	396,572	-
Total sales and marketing expenses non-GAAP excluding Ample	$1,566,495	$1,779,450

Non-GAAP General and Administrative Expense

	2020	2019
General and administrative expenses	$2,470,187	$1,742,301
Adjustments:
Stock-based compensation expense	346,059	41,542
Business combination and merger related costs	951,865	-
Debt issuance costs	43,167	-
Restructuring charges	68,190	-
Changes in fair value of contingent consideration	(389,000)	-
Non-GAAP General and administrative expenses	1,449,906	1,700,759
Ample Organics general and administrative expenses	330,538	-
Total general and administrative non-GAAP excluding Ample	$1,119,368	$1,700,759